UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/02/2006

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52008

Delaware	54-1560050
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 South Jefferson Street, Suite 130

Roanoke, Virginia 24011

(Address of principal executive offices, including zip code)

540-552-2128

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2006, Luna Innovations Incorporated (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “June 2 Certificate”) with the Delaware Secretary of State following the effectiveness of the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-131764) (the “Registration Statement”) in connection with the Company’s initial public offering of shares of its common stock (the “IPO”). The June 2 Certificate became effective upon filing.

The June 2 Certificate amended the Company’s prior Amended and Restated Certificate of Incorporation (the “Prior Certificate”) by changing the definition of the closing of a “Qualified IPO” in the Prior Certificate. The definition of the closing of a “Qualified IPO” in Article V, Section 4(c)(i) of the Prior Certificate required that the initial public offering price of the Company’s common stock be at least two times the original purchase price of the Company’s Class C Common Stock; this requirement was removed in the June 2 Certificate to allow the Company to proceed with the closing of its IPO on June 7, 2006.

On June 7, 2006, in connection with the closing of its IPO, the Company filed with the Delaware Secretary of State a further Amended and Restated Certificate of Incorporation (the “June 7 Certificate”). The June 7 Certificate became effective upon filing.

The June 7 Certificate reflects the post-IPO provisions set forth in the prospectus included in the Company’s Registration Statement. The June 7 Certificate removes provisions in the June 2 Certificate that are no longer applicable following the closing of the Company’s IPO.

The descriptions contained in this report of the changes to the Prior Certificate and the June 2 Certificate and the new provisions of the June 7 Certificate do not purport to be complete, and are qualified in their entirety by reference to (i) the full text of the Prior Certificate, a copy of which was filed with the Commission on May 19, 2006 as Exhibit 3.5 to Amendment No. 5 to the Company’s Registration Statement and incorporated herein by reference, (ii) the full text of the June 2 Certificate attached hereto as Exhibit 3.1 and incorporated herein by reference, and (iii) the full text of the June 7 Certificate attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

A list of exhibits filed herewith is contained in the exhibit index that immediately precedes such exhibits and is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

Date: June 7, 2006	By:	/s/ Aaron S. Hullman, Esq.
Aaron S. Hullman, Esq. Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

EX-3.1	June 2, 2006 Amended and Restated Certificate of Incorporation

EX-3.2	June 7, 2006 Amended and Restated Certificate of Incorporation